Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share, Basic, by Common Class, Including Two Class Method [Line Items]
Summary of weighted-average outstanding shares
The following weighted-average outstanding shares of potentially dilutive securities were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because including them would have been anti-dilutive:

	2021	2020
Options to purchase common stock	287,382	141,851
Convertible preferred stock	2,787,642	2,787,642

Total	3,075,024	2,929,493